UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2018

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	0-50231	52-0883107	3900 Wisconsin Avenue, NW Washington, DC 20016	(800) 2FANNIE (800-232-6643)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

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Emerging growth company ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 12, 2018, Manuel “Manolo” Sánchez Rodríguez was elected to the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association). Mr. Sánchez was appointed to the Strategic Initiatives & Technology Committee and the Nominating & Corporate Governance Committee of the Board.
Mr. Sánchez, age 52, is an adjunct professor at Rice University’s Jones Graduate School of Business, Founder of Adelante Ventures LLC, and Founder Advisor to Spring Labs Inc. Mr. Sánchez was the President and Chief Executive Officer of Compass Bank, Inc. (“Compass Bank”), a U.S. subsidiary of Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”), from December 2008 to January 2017. Mr. Sánchez also served as a member of BBVA’s worldwide Executive Committee and was BBVA’s Country Manager for U.S. operations from September 2010 to January 2017. In addition, Mr. Sánchez became Chairman of the Board of Directors of Compass Bank and its holding company, BBVA Compass Bancshares, Inc., in September 2010 and served in these roles until November 2017. Mr. Sánchez joined BBVA in 1990 and served in a number of other roles at BBVA prior to becoming President and Chief Executive Officer of Compass Bank in 2008, including as Senior Executive Vice President of Community Banking in 2008, President and Chief Executive Officer of Laredo National Bank (then newly-acquired by BBVA) from 2005 to 2008, and Chief Risk Officer for BBVA Bancomer in Mexico City from 2002 to 2005. Mr. Sánchez currently serves as a trustee or member of the Board of Directors of a number of civic, cultural and educational institutions, including the Houston Symphony, KIPP Houston Public Schools, and the Center for Houston’s Future.
Mr. Sánchez will be paid compensation as a director as described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 24, 2008, which description is incorporated herein by reference. Fannie Mae is entering into an indemnification agreement with Mr. Sánchez, the form of which was filed as Exhibit 10.2 to Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Commission on February 17, 2017.
Based on its review of the relevant facts and circumstances, Fannie Mae’s Board determined that Mr. Sánchez will serve as an independent director.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Timothy J. Mayopoulos
Timothy J. Mayopoulos Chief Executive Officer

Date: September 17, 2018